                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     March 26, 2004
                                                -------------------

                      GS Mortgage Securities Corporation II
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)





        New York                      333-71033                 22-3442024
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)               File Number)          Identification No.)


                    85 Broad Street, New York, New York 10004
--------------------------------------------------------------------------------
                   (Address of principal executive offices)          (Zip Code)



Registrant's telephone number, including area code      (212) 902-1000
                                                  --------------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.
          ------------

                  Attached as exhibits are certain Collateral Term Sheets, (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission on February 17, 1995, to the Public Securities Association) furnished to the Registrant by Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wachovia Capital Markets, LLC (collectively, the "Underwriters") in respect of the Registrant's proposed offering of the Commercial Mortgage Pass-Through Certificates, Series 2004-C1 (the "Certificates").

                  The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-71033) (the "Registration Statement"). The Registrant hereby incorporates the Structural and Collateral Term Sheets by reference in the Registration Statement.

                  The Collateral Term Sheets were prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of Structural and Collateral Term Sheets.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          (c)     Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                  Description
-----------                  -----------
(99.1)                       Collateral Term Sheets prepared by Goldman, Sachs &
                             Co., Greenwich Capital Markets, Inc., Banc of
                             America Securities LLC, Merrill Lynch, Pierce,
                             Fenner & Smith Incorporated and Wachovia Capital
                             Markets, LLC in connection with GS Mortgage
                             Securities Corporation II, Commercial Mortgage
                             Pass-Through Certificates, Series 2004-C1.

SIGNATURES
----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 1, 2004


                                      GS MORTGAGE SECURITIES
                                        CORPORATION II



                                      By:  /s/ Leo Huang
                                          ------------------------
                                          Name:      Leo Huang
                                          Title:     Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                                                          Paper (P) or
Exhibit No.                           Description                                         Electronic (E)
-----------                           -----------                                         --------------
(99.1)                                Collateral Term Sheets prepared by                         (E)
                                      Goldman, Sachs & Co., Greenwich Capital
                                      Markets, Inc., Banc of America Securities
                                      LLC, Merrill Lynch, Pierce, Fenner & Smith
                                      Incorporated and Wachovia Capital Markets,
                                      LLC in connection with GS Mortgage
                                      Securities Corporation II, Commercial
                                      Mortgage Pass-Through Certificates, Series
                                      2004-C1.